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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (date of earliest event reported)       May 22, 2002
                                                 -------------------------------


                                  WATSCO, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


                 1-5581                                59-0778222
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        (Commission File Number)           (IRS Employer Identification No.)

                           2665 South Bayshore Drive
                                   Suite 901
                         Coconut Grove, Florida 33133
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         (Address of Principal Executive Offices, Including Zip Code)


Registrant's telephone number, including area code    (305) 714-4100
                                                   -----------------------------


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.   Changes in Registrant's Certifying Accountant
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     On May 22, 2002, the Board of Directors of Watsco, Inc., a Florida
corporation (the "Company" or "Registrant") and its Audit Committee dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged Ernst & Young, LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year 2002.

     Andersen's reports on the Company's financial statements for the fiscal years ended 2001 and 2000, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000, and the interim period between December 2001 and the date of this Form 8-K, there were no disagreements between the Company and Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused it to make a reference to the subject matter of the disagreements in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

     The Company has provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 29, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits. The following will be filed as an exhibit to this report:

    Exhibit
    Number                                  Description
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    16.1          Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission regarding the change in certifying accountant dated May 29, 2002.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       WATSCO, INC.


Dated: May 29, 2002                           By: /s/ Barry S. Logan
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                                              Barry S. Logan, Vice President